SCUDDER

-------------
EQUITY/GLOBAL
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Scudder International
Growth Fund

Fund #304










Annual Report
August 31, 1999

A fund seeking long-term growth of capital through investment primarily in equity securities of foreign companies with high growth potential.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------

4  Letter from the Fund's Chairman

6  Performance Update

8  Portfolio Summary

10 Portfolio Management Discussion

16 Glossary of Investment Terms

18 Investment Portfolio

25 Financial Statements

28 Financial Highlights

29 Notes to Financial Statements

33 Report of Independent Accountants

34 Tax Information

35 Officers and Directors

36 Investment Products and Services

38 Scudder Solutions

Scudder International Growth Fund

--------------------------------------------------------------------------------
                                                                 fund number 304
--------------------------------------------------------------------------------

Date of Inception:  o    Holdings in Hong Kong, Indonesia, Finland, Italy, and
9/1/98                   Mexico generated excellent results and enabled the fund
                         to post a 28.25% total return over its current fiscal
Total Net Assets as      year.
of 8/31/99:
$5.6 million        o    The fund continues to employ fundamental analysis to
                         uncover companies with favorable growth prospects in developed and developing countries around the world.

                    o Management is optimistic concerning the near-term prospects for select European and Asian stocks, and cautiously optimistic on the Latin American region.

Letter from the Fund's Chairman
--------------------------------------------------------------------------------

Dear Shareholders,

Investing in foreign markets has long been considered a way to achieve meaningful portfolio diversification. While this notion was called into question when global markets experienced significant price declines during the crisis period a year ago, more recent events have shown that investors who place a portion of their assets overseas may be able to take advantage of important developments occurring outside of the United States. In Europe, for instance, the introduction of the euro has facilitated a new wave of merger and acquisition activity. In Japan, corporate earnings stand to benefit from the fact that the long awaited restructuring process finally appears to be underway. The historic changes taking place in these regions have created a wealth of opportunities for funds such as Scudder International Growth Fund to invest in companies that are poised to capitalize on the evolution of the global economy.

The ability of the fund's management team to take advantage of many such opportunities has enabled Scudder International Growth Fund to post a 28.25% return over the twelve months ended August 31, 1999. For more information on the fund's investment strategy and the trends driving the overseas markets, please turn to the Portfolio Management Discussion that begins on Page 10.

It should be noted that Daniel Pierce retired in June of this year as President of Scudder International Growth Fund, at which time I assumed that role and its responsibilities. We are fortunate that Dan's long-standing affiliation with Scudder is ongoing, and that we will continue to benefit from his counsel going forward. I am pleased to join the International Growth Fund's team in this capacity, and look forward to serving your interests.

Thank you for your continued investment in Scudder International Growth Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-SCUDDER (1-800-728-3337), or visit our Web site at www.scudder.com.

Sincerely,

/s/Lynn S. Birdsong

Lynn S. Birdsong
Chairman,
Scudder International Growth Fund

Performance Update
--------------------------------------------------------------------------------
                                                                 August 31, 1999

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:


        Scudder International                           MSCI Country World
            Growth Fund                               excluding U.S. Index*

        9/1/98**   10000                                       10000
         11/98     10925                                       11401
          2/99     11191                                       11526
          5/99     11819                                       12135
          8/99     12824                                       13067


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------

                                                 Total Return
                              Growth of
Period ended 8/31/1999         $10,000            Cumulative
--------------------------------------------------------------------------------
Scudder International Growth Fund
--------------------------------------------------------------------------------
1 Year**                      $ 12,825               28.25%
--------------------------------------------------------------------------------
MSCI All Country World excluding U.S. Index*
--------------------------------------------------------------------------------
1 Year**                      $ 13,067               30.67%
--------------------------------------------------------------------------------

* MSCI All Country World excluding U.S. Index is a regional or composite index consisting of developed and emerging market countries.

** The Fund commenced operations on September 1, 1998.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING
THE SCUDDER INTERNATIONAL GROWTH FUND TOTAL RETURN (%)
AND MSCI ALL COUNTRY WORLD EXCLUDING U.S. INDEX* TOTAL RETURN (%)

CHART DATA:


                     Scudder International        MSCI All Country
                         Growth Fund         World Excluding U.s. Index*

               1999           28.25                 30.67

                             Period ended August 31


                                           1999
--------------------------------------------------------------------------------
Fund Total
Return (%)                                 28.25
--------------------------------------------------------------------------------
Index Total
Return (%)                                 30.67
--------------------------------------------------------------------------------
Net Asset
Value ($)                                  15.31
--------------------------------------------------------------------------------
Income
Dividends ($)                                .07
--------------------------------------------------------------------------------
Capital Gains
Distributions ($)                              --
--------------------------------------------------------------------------------

* MSCI All Country World excluding U.S. Index is a regional or composite index consisting of developed and emerging market countries.

     Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                 August 31, 1999

--------------------------------------------------------------------------------
Geographical
--------------------------------------------------------------------------------
(Excludes 2% Cash Equivalents)                             Despite a challenging
                                                                   macroeconomic
                                                           environment in Europe
                                                            earlier in the year,
                                                            compounded by a weak
                                                                euro, the fund's
                                                         European holdings fared
                                                         well during the period.

Europe              59%

Pacific Basin       19%

Japan               16%

Latin America        5%

Middle East          1%
------------------------------------
                   100%
------------------------------------



--------------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------------
(Excludes 2% Cash Equivalents)                               Though the fund was
                                                              underweight in the
                                                                 banking sector,
                                                          successful positioning
                                                        in special situations in
                                                          the financial services
                                                       area boosted performance.

Financial                   20%
Communications              15%
Manufacturing               12%
Technology                  11%
Consumer Staples            10%
Consumer Discretionary       6%
Media                        6%
Service Industries           6%
Energy                       5%
Other                        9%
------------------------------------
                           100%
------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(17.5% of Portfolio)                                       Using the fundamental
                                                           research of Scudder's
                                                         international analysts,
                                                         we invest in reasonably
                                                           valued companies that
                                                           possess catalysts for
                                                                  strong growth.

 1.     Korea Telecom Corp.
        Telecommunications services in Korea

 2.     Fuji Bank, Ltd.
        Commercial Bank in Japan

 3.     Samsung Electronics Co., Ltd.
        Electronics manufacturer in Korea

 4.     Nippon Telegraph & Telephone Corp.
        Telecommunication services in Japan

 5.     Taiwan Semiconductor Manufacturing Co.
        Manufacturer of integrated circuits in Taiwan

 6.     Sakura Bank, Ltd.
        Bank in Japan

 7.     Nomura Securities Co., Ltd.
        Financial adviser, securities broker and underwriter in Japan

 8.     Getronics NV
        Provider of computer installation and maintenance services in the Netherlands

 9.     Telefonos de Mexico SA de CV
        Telecommunications services in Mexico

10.     ENI SpA
        Explorer and distributor of petroleum products in Italy



For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                 August 31, 1999

Dear Shareholders,

Scudder International Growth Fund seeks long-term capital appreciation primarily by investing in non-U.S. companies with high growth potential. Our goal is to tap into companies that are capitalizing on economic and structural changes taking place in developed and developing regions around the world. This is a "best ideas" portfolio managed by three regional specialists covering Europe, the Pacific Basin, and Latin America. As of August 31, 1999, the fund's regional portfolio weightings were: Europe (including the Middle East) 60%; Pacific Basin (including Japan) 35%; and Latin America 5%. In addition, emerging markets represented approximately 19% of the fund's portfolio at the close of the period.

Fund Performance

The fund posted a 28.25% total return for its current fiscal year, compared with the 30.67% return of the unmanaged MSCI All World Country Index over the same period. Stock selection was the primary driver of performance, and the fund's holdings in Hong Kong, Indonesia, Finland, Italy, and Mexico generated excellent results.

Despite a challenging macroeconomic environment in Europe earlier in the year compounded by a weak currency versus the dollar, the fund's holdings in the region fared well during the period, benefitting from extraordinary returns by certain issuers. In a buoyant consumer environment, exposure to domestic cyclicals in the media and leisure areas worked well. L'Espresso, Italy's third largest publishing group, rose 82.7% year to date, reaping the advantages of a strong advertising market. Flextech, a leading provider of basic channel programming in Britain, rose 45.8% over the same period.

Though the fund was underweighted in the banking sector, successful positioning in special situations in the financial services arena reflects our approach. Bipop, a rapidly growing Italian bank with an important market share in mutual funds and a unique situation in Italy, rose 79.9% year to date. The Portuguese financial sector is in the early stages of consolidation and undervalued relative to its European peers. Performance was rewarded by our holding in Mundial Confianca, a key player in the consolidation process (+36.7% since being added to the Fund). A Turkish holding, Yapi Kredi Bankasi (+10.2% since purchased) reflected our view that the IMF package currently under review would result in structural economic reform and an improving macroeconomic backdrop.

The fund's best performing European stock over the last twelve months was JOT in Finland, up 377%. JOT is a leading supplier of automation equipment to the electronics industry with key international clients such as cellular infrastructure manufacturer Nokia.

The Pacific Basin region made a major contribution to performance over the year with holdings in Korea, Indonesia, Hong Kong, and Taiwan generating returns far in excess of their respective markets. One of the fund's best performing Asian issues was the Indonesian consumer products company PT Indofood Sukses Makmur (+51.4% since April 21,1999). Over the three months ended August 31, 1999, Natsteel Electronics in Singapore rose 49.7%. In Taiwan, tech stocks Delta Electronics and Hon Hai Precision rose 21% and 44.5% respectively.

Country allocation likewise proved a plus. Our bottom-up approach to investing caused the fund to significantly increase our exposure to Japan. We have more than doubled our weight in Japan. Over the course of the quarter ended August 31, 1999, Japan was the best performing market in Asia after India (where we are already overweight). This increase in allocation came at the expense of Hong Kong and Indonesia whose combined weighting declined from 10.8% to 5.2% over the same three-month period.

In Latin America, Mexican stocks were the best performers in the region, with Telmex rising 115% and consumer- oriented stocks Femsa and CIFRA up 93% and 37%, respectively. The fund's second-largest holding in Latin America, Petrobras, rose 36%.

Portfolio Positioning and Outlook

Europe

In a global environment of accelerating growth, we have increased our focus on economically sensitive stocks. The addition of German companies Bayer and BASF, with exposure to specialty chemicals, reflects this view. We have also increased the fund's weighting in the energy sector by adding to Royal Dutch Petroleum and initiating a position in Netherlands-based IHC Caland, a global leader in the oil services industry. The addition of the global building materials company Lafarge, listed in France, supports this portfolio tilt.

We will continue to participate in growth opportunities where appropriate. This strategy is reflected in the recent purchases of Telefonica Publicidad e Informacion (TPI) in Spain and Prudential Corporation in the U.K. TPI publishes the Yellow and White page directories for Spain, an underdeveloped and underpenetrated market. Prudential Corporation has a leading position in life insurance in the U.K. and recently launched a very successful Direct Banking operation under the brand name EGG.

Pacific Basin

Based on our in-depth bottom-up research and on-the-ground experience, we will maintain the fund's overweight position in companies with exposure to the recovery of the domestic economy, as well as leading exporters of both industrial cyclicals and technology products and services. Another key theme we believe will distinguish our investment strategy in the region is exposure to companies that have seized the initiative to improve their competitive position. These include retail, industrial cyclicals, and technology. We expect that as the recovery deepens, these companies will become increasingly differentiated from companies whose share prices have simply rebounded in accordance with an improving macroeconomic outlook.

Latin America

A tightening bias on the part of the Fed and continued economic decline in most Latin American markets has had a negative impact on the region's stock markets since last May. In addition, increased political risk due to upcoming presidential elections in Argentina, Chile, Mexico, and Peru has dampened investor enthusiasm for Latin American equities. Trading volumes have been at record lows, and valuations are at levels not experienced since the Mexican crisis.

Against this regional backdrop, the Latin American portion of the portfolio has been concentrated largely in Mexico, the Latin American country with an economic cycle most tied to the United States. Mexico is expected to post the highest growth in the region this year. Macroeconomic trends continue to be very strong in Mexico, with rising GDP growth, declining inflation, low debt, and a healthy fiscal situation. The country is also benefiting from rising oil prices and growing foreign direct investment. With rising wages and a strengthening consumer outlook, our holdings should continue to benefit from a sustained recovery in the market.

Regional Summary

The fund will continue to employ a bottom-up approach to search for the best ideas in the respective regions. In Europe, a strategic overweight in economically sensitive stocks reflects a combination of recovering export markets, a buoyant consumer, rising business confidence, and declining unemployment. Interest rates will probably remain subdued against a relatively benign inflation backdrop as deregulation and a common currency push prices lower. The value of the euro has risen recently highlighting improved growth prospects for the region. We believe that the potentially adverse impact of an appreciating currency on corporate earnings is likely to be offset by stronger economic growth in euro-land.

In the Pacific Basin, we believe that a combination of a stronger Japanese economy, a steady global backdrop, domestic structural reform at the macro and micro level, and improving consumer confidence will deliver macroeconomic and corporate earnings growth in excess of market expectations into the next year. This will in turn lead to a further flow of funds into the region to absorb capital raising by companies seeking to rebuild their balance sheets and establish a firmer financial foundation for the future. We anticipate that this virtuous cycle will go a long way to reestablishing the Asian economic miracle, this time on more orthodox and prudent terms, and lay the ground for sustained economic growth in the years ahead.

We remain cautiously optimistic on Latin America for the year ahead as a return to growth is forecast in most major markets, valuations are extremely compelling, and most of the current political uncertainty should be resolved in the coming months. In addition, Latin America is a prime beneficiary of rising commodity prices, given the substantial representation of commodities in its export base. With strong prospects for synchronized world growth ahead, the region should rebound in the year 2000.

Sincerely,

Your Portfolio Management Team

/s/Joan R. Gregory                                             /s/Theresa Gusman
   Joan R. Gregory                                                Theresa Gusman


/s/Tara C. Kenney
Tara C. Kenney

Scudder International Growth Fund:
A Team Approach to Investing

Scudder International Growth Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits fund investors by bringing together many disciplines and leveraging our extensive resources.

Scudder International Growth Fund portfolio managers Joan R. Gregory, Theresa Gusman, and Tara C. Kenney share responsibility for the fund's day-to-day management and investment strategies.

Joan R. Gregory joined the Adviser in 1992. Ms. Gregory has 10 years of international investing experience.

Theresa Gusman joined the Adviser in 1995 after three years as a Pacific Basin analyst. Ms. Gusman has 14 years of experience in international investments.

Tara C. Kenney joined the Adviser in 1995 and has over 10 years of financial industry experience. Ms. Kenney was a vice president of corporate finance for an investment banking firm for seven years.

Glossary of Investment Terms
--------------------------------------------------------------------------------

      Bottom-Up        An investment style that focuses on the use of
Investing Style        research to assess the performance of individual
                       companies before considering the impact of economic trends. This approach, which is the opposite of "top-down" investing, assumes that the most significant determinant of performance is individual stock selection, rather than industry or country allocation.

       Currency        A significant decline of a currency's value relative
    Devaluation        to other currencies, such as the U.S. dollar,
                       typically resulting from the cessation of a country's central bank intervention in the currency markets.
                       For U.S. investors who are investing overseas, a devaluation of a foreign currency can reduce the total return of their investment.

Cyclical Stocks        Companies whose earnings are closely tied to the
                       business cycle. Cyclical industries include steel, cement, paper, machinery, and autos.

Diversification        The spreading of risk by investing in several asset
                       categories, industry sectors, or individual securities. An investor with a broadly diversified portfolio will likely receive some protection from the price declines of an individual asset class.

    Fundamental        Analysis of companies based on the projected impact
       Research        of management, products, sales, and earnings on their
                       balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

                       Stock of a company that has displayed above-average
   Growth Stock        earnings growth and is expected to continue to
                       increase profits rapidly going forward. Stocks of such companies usually trade at higher multiples to earnings and experience more price volatility than the market as a whole. Distinct from value stock.

                       A method in which the investor first looks at trends
       Top-Down        in the general economy (or, in the case of
Investing Style        international investing, the economies of several
                       countries), and next selects companies or industries that stand to benefit from those trends. Opposite of bottom-up investing.


(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                                       as of August 31, 1999
--------------------------------------------------------------------------------

                                                         Principal      Market
                                                      Amount ($) (c)   Value ($)


------------------------------------------------------------------------------------
Repurchase Agreements 2.2%
------------------------------------------------------------------------------------

Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 8/31/1999 at 5.42%, to be repurchased at $121,018 on 9/1/1999, collateralized by a $123,000 U.S.
  Treasury Bond, 3.875%, 4/15/2029
  (Cost $121,000) ....................................      121,000        121,000

------------------------------------------------------------------------------------
Convertible Bonds 0.7%
------------------------------------------------------------------------------------

Indonesia

APP Global Finance Ltd., 2%, 7/25/2000 (Manufacturer of
pulp and paper products) (Cost $36,627) ..............       43,000         40,420

                                                           Shares
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Common Stocks 97.1%
------------------------------------------------------------------------------------

Brazil 1.2%

Companhia Cervejaria Brahma (pfd.) (Beer producer and
  distributor) .......................................       35,000         18,587

Petroleo Brasileiro S.A. (pfd.) (Petroleum company) ..      365,000         48,984
                                                                     ---------------
                                                                            67,571
                                                                     ---------------

Finland 3.6%

JOT Automation Group OYJ (Developer and manufacturer
  of production automation systems and equipment) ....        1,540         65,153

Nokia OYJ (Manufacturer of telecommunication networks
  and equipment) .....................................          632         52,821

Perlos OYJ* (Manufacturer of injection moulds,
  electromechanical connectors and assembly
  equipment) .........................................        2,000         28,565

Pohjola Insurance Corp. (Insurance company) ..........          700         34,140

Tietoenator OYJ (Manufacturer of computer software) ..          600         20,313
                                                                     ---------------
                                                                           200,992
                                                                     ---------------

France 8.7%

Altran Technologies SA (Provider of engineering and
  consulting services) ...............................           95         25,961

Cap Gemini SA (Software consultants) .................          252         43,323

Carbone Lorraine SA (Manufacturer of industrial and
  technological systems and components) ..............          267         14,392

Compagnie de Saint Gobain (Glass manufacturer) .......          205         39,689

Elf Aquitaine SA (Petroleum company) .................          340         59,711

    The accompanying notes are an integral part of the financial statements.


                                                                         Market
                                                           Shares       Value ($)
------------------------------------------------------------------------------------

Galeries Lafayette (Department store and supermarket
  chain) ..................................................     340         50,718

Imetal SA (Manufacturer of building materials) ............     120         19,145

Lafarge SA (Producer of cement, concrete and
  aggregates) .............................................     510         54,873

Publicis SA (International advertising company) ...........     194         40,228

Rexel SA (Distributor of electrical equipment) ............     334         31,095

Rhone-Poulenc SA "A" (Pharmaceutical company) .............     758         36,824

Suez Lyonnaise des Eaux SA (Water utility) ................     125         20,881

Television Francaise SA (Television broadcasting) .........     173         43,194
                                                                     ---------------
                                                                           480,034
                                                                     ---------------

Germany 5.6%

BASF AG (International chemical producer) .................     550         24,962

Bayer AG (Chemical producer) ..............................     570         24,815

Mannesmann AG (Diversified construction and technology
  company) ................................................     424         65,133

Marschollek, Lautenschlaeger und Partner AG (pfd.)
  (Insurance company) .....................................     291         50,028

Metro AG (Operator of building, clothing, department,
  electronic and food stores) .............................     735         42,223

SAP AG (pfd.) (Manufacturer of computer software ) ........     140         56,283

Siemens AG (Electrical engineering and electronics
  company) ................................................     550         46,317
                                                                     ---------------
                                                                           309,761
                                                                     ---------------

Greece 1.7%

Alpha Credit Bank (Commercial bank) .......................     675         50,758

National Bank of Greece S.A. (Bank) .......................     550         40,646
                                                                     ---------------
                                                                            91,404
                                                                     ---------------

Hong Kong 4.0%

Citic Pacific Ltd. (Diversified holding company) ..........  16,000         49,762

Esprit Holdings Ltd. (Designer and manufacturer of fashion
  products) ...............................................  62,500         49,501

HSBC Holdings PLC (International banking and financial
  services company) .......................................   1,200         14,875

New World China Land Ltd. (Property development) ..........     133            107

New World Development Co., Ltd. (Property investment
  and development) ........................................  26,663         64,211

SmarTone Telecommunications Holdings Ltd. (Cellular
  communication services) .................................  13,000         43,362
                                                                     ---------------
                                                                           221,818
                                                                     ---------------

Indonesia 1.3%

PT Indah Kiat Pulp & Paper* (Foreign registered)
  (Manufacturerof pulp and paper products) ................    77,000         28,091

    The accompanying notes are an integral part of the financial statements.


                                                                         Market
                                                           Shares       Value ($)
------------------------------------------------------------------------------------

PT Indofood Sukses Makmur Tbk* (Manufacturer of food
  products) ...............................................  43,500         46,476
                                                                     ---------------
                                                                            74,567
                                                                     ---------------

Ireland 1.8%

Esat Telecom Group PLC* (ADR) (Provider of
  telecommunication services) .............................     500         20,375

Irish Life & Permanent PLC (Retail financial services group)  1,801         18,673

Ryanair Holdings PLC* (Provider of airline services in
  Europe) .................................................   6,400         59,088
                                                                     ---------------
                                                                            98,136
                                                                     ---------------

Italy 5.3%

Alleanza Assicurazioni SpA (Life insurance company) .......   1,900         19,840

Bipop-Carire SpA (Cooperative bank) .......................   1,700         74,548

ENI SpA (Explorer and distributor of petroleum products) ..  13,200         79,461

Gruppo Editoriale L'Espresso SpA (Publisher) ..............   3,900         62,509

Mediaset SpA (Broadcasting and television networks) .......   2,000         17,689

Seat Pagine Gialle SpA (Publisher of telecommunication
  directories and provider of advertising services) .......  27,500         37,967
                                                                     ---------------
                                                                           292,014
                                                                     ---------------

Japan 16.0%

Fuji Bank, Ltd. (Commercial bank) .........................  11,000        113,485

Fujisawa Pharmaceutical Co. (Manufacturer and marketer of
  antibiotics) ............................................   3,000         51,520

Hitachi, Ltd. (Manufacturer of general electronics ) ......   7,000         71,003

NHK Spring Co., Ltd. (Manufacturer of suspension springs
  for automobiles) ........................................   7,000         41,030

NTT Mobile Communications Network, Inc. (Provider of
  various telecommunication services and equipment) .......       4         66,466

Nintendo Co., Ltd. (Manufacturer of video game equipment) .     300         52,041

Nippon Telegraph & Telephone Corp. (Provider of
  telecommunication services) .............................       9        101,068

Nissan Motor Co., Ltd. (Manufacturer of motor vehicles) ...  11,000         64,074

Nomura Securities Co., Ltd. (Financial adviser, securities
  broker and underwriter) .................................   6,000         87,921

Rock Field Co., Ltd. (Marketer of delicatessen food) ......   1,000         58,431

Sakura Bank, Ltd. (Bank) ..................................  19,000        100,612

Sony Corp. (Manufacturer of consumer electronic
  products) ...............................................     600         77,677
                                                                     ---------------
                                                                           885,328
                                                                     ---------------

    The accompanying notes are an integral part of the financial statements.


                                                                         Market
                                                           Shares       Value ($)
------------------------------------------------------------------------------------

Korea 7.3%

Kookmin Bank (Commercial bank) ............................   4,040         56,468

Korea Data System Co., Ltd. (Manufacturer and exporter of
  computer monitors) ......................................   2,930         40,332

Korea Telecom Corp.* (ADR) (Provider of telecommunication
  services) ...............................................   3,500        113,751

Medison Co., Ltd. (Producer of medical equipment) .........   3,500         44,473

Samsung Corp. (Trading company) ...........................   2,250         39,644

Samsung Electronics Co., Ltd. (Manufacturer of electronics)     580        110,055
                                                                     ---------------
                                                                           404,723
                                                                     ---------------

Mexico 3.3%

CIFRA SA de CV "C"* (Discount retailer) ...................   7,500         11,388

Fomento Economico Mexicano, SA de CV (ADR)
  (Producer of beer, soft drinks and mineral water) .......   1,475         48,767

Grupo Continental, SA (Producer and distributor of soft
  drinks, sugar and mineral water) ........................  12,500         17,242

Grupo Modelo SA de CV "C" (Brewery) .......................   9,000         24,107

Telefonos de Mexico SA de CV "L" (ADR)
  (Provider of telecommunication services) ................   1,075         79,953
                                                                     ---------------
                                                                           181,457
                                                                     ---------------

Netherlands 8.6%

Akzo Nobel NV (Producer and marketer of healthcare
  products, coatings, chemicals and fibers) ...............     750         34,952

Getronics NV (Provider of computer installation and
  maintenance services) ...................................   1,680         82,380

Gucci Group NV (New York Shares) (Registered) (Designer
  and producer of personal luxury accessories and
  apparel) ................................................     700         58,625

IHC Caland NV (Supplier of materials for offshore
  oilfields) ..............................................   1,600         75,411

Koninklijke (Royal) Philips Electronics NV (Manufacturer of
  consumer electronics) ...................................     395         40,765

Laurus NV (International food retailer) ...................     970         21,807

Royal Dutch Petroleum Co. (Petroleum company) .............     800         49,258

STMicroelectronics (Manufacturer of semiconductor
  integrated circuits) ....................................     500         33,246

United Pan-Europe Communications NV*
  (Provider of telecommunication services) ................     710         43,116

VNU NV (International publishing company) .................     420         16,130

Vendex NV (Operator of department stores and specialty
  stores) .................................................     744         19,520
                                                                     ---------------
                                                                           475,210
                                                                     ---------------

    The accompanying notes are an integral part of the financial statements.


                                                                         Market
                                                           Shares       Value ($)
------------------------------------------------------------------------------------

Portugal 2.6%

BPI-- SGPS SA (Registered) (Bank) ....................        1,266         25,461

Banco Mello SA (Commercial bank) .....................        3,300         30,897

Companhia de Seguros Mundial Confianca, SA*
  (Insurance company) ................................        1,100         42,360

Jeronimo Martins SGPS, SA (Food producer and retailer)        1,600         46,736
                                                                     ---------------
                                                                           145,454
                                                                     ---------------

Singapore 1.8%

Natsteel Electronics Ltd. (Manufacturer of
  telecommunication and network products) ............       11,000         54,860

Oversea-Chinese Banking Corp., Ltd. (Foreign registered)
  (Commercial bank) ..................................        6,000         42,035
                                                                     ---------------
                                                                            96,895
                                                                     ---------------

Spain 3.7%

Argentaria SA (Bank) .................................        1,422         32,420

Empresa Nacional de Celulosas SA (Manufacturer of
  celulose paper pulp) ...............................        1,800         36,182

Sogecable, SA* (Provider of cable television) ........          535         14,592

Telefonica Publicidad e Informacion, SA (Publisher of
  telephone directories) .............................        2,600         59,690

Telefonica SA (Provider of telecommunication services)        3,966         63,357
                                                                     ---------------
                                                                           206,241
                                                                     ---------------

Switzerland 1.3%

ABB Ltd. (Manufacturer of equipment for power generation
  and distribution) ..................................          324         33,063

Clariant AG (Registered) (Manufacturer of dye chemicals)         38         18,272

Novartis AG (Registered) (Pharmaceutical company) ....           14         20,159
                                                                     ---------------
                                                                            71,494
                                                                     ---------------

Taiwan 4.8%

Bank Sinopac (Bank) ..................................       61,000         37,597

Delta Electronics Inc. (Manufacturer of power
  supply equipment) ..................................          600          2,443

Far East Textile Ltd. (Manufacturer of natural and synthetic
  textile products) ..................................       46,010         66,700

Hon Hai Precision Industry Co., Ltd. (Manufacturer of
  electronic connectors, cable assemblies and memory
  chips) .............................................        8,400         54,679

Taiwan Semiconductor Manufacturing Co. (Manufacturer of
  integrated circuits) ...............................       23,760        100,868
                                                                     ---------------
                                                                           262,287
                                                                     ---------------

Turkey 0.8%

Akbank T.A.S. (Banking and investment organization) ..      721,500          9,556

Tupras-Turkiye Petrol Rafinerileri A.S. (Petroleum
  refinery) (b) ......................................      214,000         15,349

    The accompanying notes are an integral part of the financial statements.


                                                                         Market
                                                           Shares       Value ($)
------------------------------------------------------------------------------------

Yapi ve Kredi Bankasi A.S. (Receipts)* (Commercial
  bank) (b) ..........................................      650,400          8,468

Yapi ve Kredi Bankasi A.S. (Commercial bank) .........      813,000         10,585
                                                                     ---------------
                                                                            43,958
                                                                     ---------------

United Kingdom 13.7%

Aegis Group PLC (Independent media services group) ...       18,490         40,992

BP Amoco PLC (Oil company) ...........................        2,250         41,677

Barclays PLC (Commercial and investment banking,
  insurance and other financial services) ............        1,140         33,826

British Aerospace PLC (Producer of military aircraft)         2,600         18,942

British Telecommunications PLC (Provider of
  telecommunication services) ........................        3,300         50,470

Carlton Communications PLC (Television post production
  products and services) .............................        2,689         20,368

Compass Group PLC (International catering group) .....        2,991         28,110

Flextech PLC (Broadcaster of entertainment programs) .        3,200         47,295

Glaxo Wellcome PLC (Pharmaceutical company) ..........        2,170         56,937

Granada Group PLC (Provider of television programs and
  broadcasting services) .............................        7,590         67,551

J Sainsbury PLC (Retail distributor of food supermarkets)    11,000         75,722

Kingston Communication (Hull) PLC* (Provider of
  telecommunication services) ........................        2,675         15,471

Marks & Spencer PLC (Retailer of consumer goods and
  foods) .............................................       11,615         77,717

Orange PLC* (Operator of digital mobile telephone
  network) ...........................................        2,505         42,235

Prudential Corp. PLC (Provider of broad range of
  financial services) ................................        1,330         19,657

Rio Tinto PLC (Mining company) .......................        1,810         32,422

SmithKline Beecham PLC (Manufacturer of ethical drugs
  and healthcare products) ...........................        2,635         34,246

Vodafone Airtouch PLC (Provider of mobile
  telecommunication services) ........................        2,629         52,878
                                                                     ---------------
                                                                           756,516
                                                                     ---------------

Total Common Stocks (Cost $4,514,082) ................                  5,365,860
------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $4,671,709) (a)               5,527,280
------------------------------------------------------------------------------------

*   Non-income producing security

(a) The cost for federal income tax purposes was $4,671,709. At August 31, 1999, net unrealized appreciation for all securities based on tax cost was $855,571 This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $968,000 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $112,429.

    The accompanying notes are an integral part of the financial statements.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $23,817 (.42% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at August 31, 1999 aggregated $17,192. These securities may also have certain restrictions as to resale.

(c) Principal amount stated in U.S. dollars unless otherwise noted.

    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of August 31, 1999
--------------------------------------------------------------------------------


Assets
------------------------------------------------------------------------------------
Investment securities, at market (identified cost $4,671,709) ...... $    5,527,280

Cash and foreign currency holdings, at market (identified cost
  $52,987) .........................................................         53,628

Receivable for investments sold ....................................          9,587

Dividends and interest receivable ..................................          8,651

Receivable for Fund shares sold ....................................         24,527

Foreign taxes recoverable ..........................................          2,967

Due from Adviser ...................................................        201,421

Other assets .......................................................            145
                                                                     ---------------

Total assets .......................................................      5,828,206


Liabilities
------------------------------------------------------------------------------------
Payable for investments purchased ..................................         26,390

Payable for Fund shares redeemed ...................................          1,250

Other payables and accrued expenses ................................        187,356
                                                                     ---------------
Total liabilities ..................................................        214,996

Net assets, at market value ........................................ $    5,613,210


Net Assets
------------------------------------------------------------------------------------
Net assets consist of:

Unrealized appreciation (depreciation) on:

Investments ........................................................        855,571

Foreign currency related transactions ..............................           (47)

Accumulated net realized gain (loss) ...............................        251,918

Paid-in capital ....................................................      4,505,768

Net assets, at market value ........................................ $    5,613,210


Net Asset Value
------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share ($5,613,210 / 366,747 shares of capital stock outstanding, $.01 par value, 100,000,000 shares
authorized) ........................................................         $15.31

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the period September 1, 1998 (commencement of operations) to August 31, 1999
--------------------------------------------------------------------------------


Investment Income
------------------------------------------------------------------------------------

Income:

Dividends (net of foreign taxes withheld of $5,372) ............     $       75,526

Interest .......................................................             55,434
                                                                     ---------------
                                                                            130,960
                                                                     ---------------

Expenses:

Management fee .................................................             44,526

Services to shareholders .......................................             40,344

Custodian and accounting fees ..................................            200,294

Directors' fees and expenses ...................................             45,450

Registration fees ..............................................             13,602

Auditing .......................................................             45,500

Reports to shareholders ........................................             10,786

Organization fees ..............................................             12,500

Legal ..........................................................              9,600

Other ..........................................................              9,762
                                                                     ---------------
Total expenses before reductions ...............................            432,364

Expense reductions .............................................          (354,439)
                                                                     ---------------
Expenses, net ..................................................             77,925

Net investment income                                                        53,035


Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------
Net realized gain (loss) from:

Investment securities (net of India tax of $2,540) .............            250,733

Foreign currency related transactions (including CPMF tax of $563)         (30,147)
                                                                     ---------------
                                                                            220,586

Net unrealized appreciation (depreciation) during the period on:

Investment securities ..........................................            855,571

Foreign currency related transactions ..........................               (47)
                                                                     ---------------
                                                                            855,524

Net gain (loss) on investment transactions .....................          1,076,110

Net increase (decrease) in net assets resulting from operations      $    1,129,145

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                     For the period
                                                                   September 1, 1998
                                                                    (commencement of
                                                                     operations) to
Increase (Decrease) in Net Assets                                  August 31, 1999
--------------------------------------------------------------------------------------
Operations:

Net investment income ..........................................     $       53,035

Net realized gain (loss) from investment transactions ..........            220,586

Net unrealized appreciation (depreciation) on investment
  transactions during the period ...............................            855,524
                                                                     ---------------
Net increase (decrease) in net assets resulting from operations           1,129,145
                                                                     ---------------
Distributions to shareholders from net investment income .......           (21,758)
                                                                     ---------------
Fund share transactions:

Proceeds from shares sold ......................................         11,085,923

Net asset value of shares issued to shareholders in reinvestment
of distributions ...............................................             21,084

Cost of shares redeemed ........................................        (6,602,384)
                                                                     ---------------
Net increase (decrease) in net assets from Fund share transactions        4,504,623
                                                                     ---------------
Increase (decrease) in net assets ..............................          5,612,010

Net assets at beginning of period ..............................              1,200

Net assets at end of period ....................................     $    5,613,210

Other Information
------------------------------------------------------------------------------------
Increase (decrease) in Fund shares

Shares outstanding at beginning of period ......................                100
                                                                     ---------------
Shares sold ....................................................            854,140

Shares issued to shareholders in reinvestment of distributions .              1,563

Shares redeemed ................................................          (489,056)
                                                                     ---------------
Net increase (decrease) in Fund shares .........................            366,647

Shares outstanding at end of period ............................            366,747

    The accompanying notes are an integral part of the financial statements.

Financial Highlights

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.


------------------------------------------------------------------------------------
                                                                           1999(b)
------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $12.00
                                                                           ---------
------------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------------
  Net investment income                                                       .16(d)
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                     3.22
                                                                           ---------
------------------------------------------------------------------------------------
  Total from investment operations                                           3.38
------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------
  From net investment income                                                 (.07)
                                                                           ---------
------------------------------------------------------------------------------------
  Total distributions                                                        (.07)
------------------------------------------------------------------------------------
Net asset value, end of period                                             $15.31
                                                                           ---------
------------------------------------------------------------------------------------
Total Return (%) (c)                                                        28.25
------------------------------------------------------------------------------------
Ratios and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                          6
------------------------------------------------------------------------------------
Ratio of operating expenses to average daily net assets (%)                  1.75
------------------------------------------------------------------------------------
Ratio of operating expenses, before expense reductions, to average daily
net assets (%)                                                               9.71
------------------------------------------------------------------------------------
Ratio of net investment income to average daily net assets (%)               1.19
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 89.6
------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) For the period September 1, 1998 (commencement of operations) to August 31, 1999.

(c) Total return would have been lower had certain expenses not been reduced.

(d) Net investment income per share includes non-recurring dividend income amounting to $.03 per share.

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                 August 31, 1999

A. Significant Accounting Policies

Scudder International Growth Fund (the "Fund") is a diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Corporation, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

The Fund is subject to a .38% Contribuicao Provisoria sobre Movimentacao Financiera (CPMF) tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Net realized and unrealized gains of the Fund derived in India are subject to certain non-U.S. taxes.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated investments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

All discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

For the year ended August 31, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $7,899,230 and $3,621,187, respectively.

C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 1.00% of the Fund's average daily net assets computed and accrued daily and payable monthly. The Adviser and certain of its subsidiaries agreed to reimburse or not impose, respectively, all or a portion of their fees payable by the Fund until December 31, 2000 in order to maintain the annualized expenses of the Fund at not more than 1.75% of average daily net assets. For the year ended August 31, 1999, the Adviser did not impose any of its management fee amounting to $44,526. Further, the Fund's reimbursement due from the Adviser at August 31, 1999 amounted to $201,421.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended August 31, 1999, SSC did not impose any of its fee amounting to $35,730.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended August 31, 1999, SFAC did not impose any of its fee amounting to $50,012.

The Corporation pays each Director not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended August 31, 1999, Directors' fees and expenses not imposed aggregated $22,750 and the amount imposed aggregated $22,700, all of which is unpaid at August 31, 1999.

D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors of Scudder International Fund, Inc. and to the Shareholders of Scudder International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder International Growth Fund (the "Fund") at August 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the period indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
October 12, 1999

Tax Information
--------------------------------------------------------------------------------
                                                                 August 31, 1999

The Fund paid foreign taxes of $7,977 and earned $28,380 of foreign source income during the year ended August 31, 1999. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.0218 per share as foreign taxes paid and $0.0774 per share as income earned from foreign sources for the year ended August 31, 1999.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Directors
--------------------------------------------------------------------------------

Lynn S. Birdsong*
o     Chairman of the Board and
      Director

Nicholas Bratt*
o     President

Paul Bancroft III
o     Director; Venture Capitalist and
      Consultant

Sheryle J. Bolton
o     Director; Chief Executive Officer,
      Scientific Learning Corporation

William T. Burgin
o     Director; General Partner,
      Bessemer Venture Partners

Keith R. Fox
o     Director; Private Equity Investor

William H. Luers
o     Director; Chairman and President,
      U.N. Association of America

Kathryn L. Quirk*
o     Director; Vice President and
      Assistant Secretary

Joan E. Spero
o     Director; President, Doris Duke
      Charitable Foundation

Thomas J. Devine
o     Honorary Director; Consultant

William H. Gleysteen, Jr.
o     Honorary Director; Consultant;
      Guest Scholar, Brookings
      Institution

Wilson Nolen
o     Honorary Director; Consultant

Robert G. Stone, Jr.
o     Honorary Director; Chairman
      Emeritus and Director, Kirby
      Corporation

Elizabeth J. Allan*
o     Vice President

Irene T. Cheng*
o     Vice President

Joyce E. Cornell*
o     Vice President

Susan E. Dahl*
o     Vice President

Philip S. Fortuna*
o     Vice President

Carol L. Franklin*
o     Vice President

Edmund B. Games, Jr.*
o     Vice President

Theresa Gusman*
o     Vice President

Ann M. McCreary*
o     Vice President

Sheridan Reilly*
o     Vice President

Shahram Tajbakhsh*
o     Vice President

John Millette*
o     Vice President and Secretary

John R. Hebble*
o     Treasurer

Richard W. Desmond*
o     Assistant Secretary

Caroline Pearson*
o     Assistant Secretary

*Scudder Kemper Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Heath Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

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1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Scudder Global High Income Fund, Inc.
   The Brazil Fund, Inc.                            Scudder New Asia Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Europe Fund, Inc.
   Montgomery Street Income Securities, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

About the Fund's Adviser

SCUDDER

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.